EXHIBIT 10.26

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DEED

AMENDMENT AND OPTION

This Deed of Amendment and Option (this “Amendment and Option”) is dated as of September 25, 2006 among ATUGEN AG, (“Atugen”), a corporation incorporated under the laws of Germany, Robert-Rössle-Str. 10, D13125 Berlin Germany, QUARK BIOTECH, INC. (“QBI”), a corporation incorporated under the laws of California, 6536 Kaiser Drive, Freemont CA 94555, USA, QBI ENTERPRISES LTD (“QEL”), a corporation organized under the laws of Israel, Weizman Science Park, P.O. Box 4071, Nes Ziona 70400, Israel (QBI and QEL collectively, “Quark”), and PFIZER INC. (“Pfizer”), a corporation incorporated under the laws of Delaware, 235 East 42nd Street, New York, NY 10017, USA.

WHEREAS, Atugen owns certain patents and/or patent applications as well as related know-how, technology and scientific and technical information relating to siRNA molecules directed to silencing the RTP801 gene which have been licensed by Atugen to Quark pursuant to the Atugen License (as hereinafter defined);

WHEREAS, Pfizer and Quark will be entering into the Quark License (as hereinafter defined) relating to siRNA molecules directed to silencing the RTP801 gene under which Quark grants to Pfizer, inter alia, exclusive sublicenses under patents and related know-how, and scientific and technical information licensed by Atugen to Quark pursuant to the Atugen License;

WHEREAS, in connection with the Quark License, Pfizer has requested certain clarifications regarding the Atugen License; and

WHEREAS, in order to assure to Pfizer the full enjoyment of all rights to be granted to Pfizer under the Quark License, Pfizer desires to obtain an option to acquire under certain circumstances from Atugen certain licenses from Atugen relating to siRNA molecules directed to silencing the RTP801 gene.

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, the parties have executed this Amendment and Option:

I.      Definitions. For purposes of this Amendment and Option the following definitions shall be applicable:

A.           Save as otherwise provided herein, all terms defined in the License Agreement (as hereinafter defined) when used herein shall have their defined meanings as specified in the License Agreement.

B.             “Atugen License” means the Collaboration Agreement, dated December 6, 2004, among Atugen, QBI and QEL, as amended by the Amendment dated May 25, 2006.

C.             “Quark License” means the license agreement between QBI and Pfizer in the form set forth in Exhibit A, or such amended form upon which QBI and Pfizer may agree from time to time, subject to Section III C below, attached hereto and made a part hereof.

D.            “License Agreement” means the license agreement between Atugen and Pfizer in the form set forth in Exhibit B, attached hereto and made a part hereof, as amended from time to time in accordance with its terms.

II.    Grant of Option.   Atugen hereby grants to Pfizer, and Pfizer hereby accepts, an option to acquire an exclusive license to the Atugen Existing IP and the Joint Program IP subject to the terms and conditions of the License Agreement. The terms of said license are those contained in the License Agreement which shall become effective as provided herein. The option granted hereunder shall be exercisable by Pfizer in the event the Atugen License is terminated or under any circumstances under which Quark shall no longer, pursuant to the Atugen License, have license rights to the Atugen Existing IP or the Joint Program IP. Upon the occurrence of such termination of the Atugen License or such loss of such license rights, Atugen shall promptly notify Pfizer, and, within thirty (30) days of receipt of such notice, Pfizer shall have the right, at its sole discretion, to exercise the option granted hereunder. The option shall be exercised by Pfizer by sending a notice to Atugen, stating Pfizer’s desire to exercise the option provided herein; thereafter Atugen and Pfizer shall promptly sign and deliver in duplicate the License Agreement, to be dated the date of such execution, whereupon the License Agreement shall become effective as of the date on which Quark shall have no longer any license rights to the Atugen Existing IP or the Joint Program IP.

III.   Amendment of Atugen License and Approval and Terms of Quark License.

A.           Notwithstanding to the contrary any provisions of the Atugen License, (i) Quark shall be deemed to be in full compliance with the provisions of the Atugen License by entering into and performing the Quark License in accordance with its terms, and (ii) Pfizer shall have no obligations or liability to Atugen or to Quark pursuant to the Atugen License.

B.             Atugen hereby consents and agrees to the execution, delivery and performance by Quark and Pfizer of the Quark License. To the extent that any of the provisions of the Quark License are inconsistent or conflict with the terms of the Atugen License, the terms of the Quark License shall take precedence, and Atugen and Quark waive any such conflict. To the extent that any of the provisions of the Quark License are inconsistent or conflict with the terms of this Amendment and Option, the terms of this Amendment and Option shall take precedence, and QBI and Pfizer waive any such conflict.

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C.             Pfizer and Quark agree not to amend or modify Sections 1.14 (Extended Royalty Term), 1.24 (Initial Royalty Term), 1.31 (Net Sales), 1.49 (Royalty Term), 5.1 to 5.13, 6.1 to 6.6 and 7.9 of the Quark License, and Quark agrees not to waive any right or interest it has under any such provision of the Quark License, in each case in any manner which would materially restrict, limit, impede or prejudice the benefits which Atugen is entitled under the Atugen Licence (as amended by this Amendment and Option) or the License Agreement in connection with the Quark License. Pfizer and Quark further agree to procure that no assign or successor in title at any time to their respective rights under the Quark Licence makes any such amendment or modification or, in the case of Quark, waiver. For clarity, the parties hereto agree that amendment, modification or waiver of any section of the Quark License that is not listed above in this Section III(C) would not materially restrict, limit, impede or prejudice the benefits which Atugen is entitled under the Atugen Licence (as amended by this Amendment and Option) or the License Agreement in connection with the Quark License.

D.            Atugen and Quark agree not to amend or modify the Atugen License which would restrict, limit, impede or prejudice in a material manner the exercise by Pfizer of its rights under the Quark License, this Amendment and Option or the License Agreement.

E.              Atugen and Quark hereby amend and clarify, with Pfizer’s consent, the Atugen License, as follows:

1.     All licenses granted by Quark to Atugen under Section 6.1 of the Atugen License are hereby terminated and all obligations of Atugen pursuant to the Atugen License, whose lawful performance depends on Atugen having the continued benefit of any such license are also hereby terminated.

2.     All intellectual property rights of Quark arising under the Atugen License have been and remain vested solely in QBI rather than QEL, which has been performing research and development services on behalf of QBI.

3.     References in Sections 4.8.1 and 4.8.4 of the Atugen License to “best efforts” are hereby amended to be “commercially reasonable efforts.”

4.     (a)       Section 8.1.2 of the Atugen License is hereby deleted and replaced by the following wording:

“For Products that are developed and/or sold by sub-licensees, Atugen shall be entitled to receive a royalty of [ * ] of the Sublicense Royalties. For purposes of this Section, and in the case where Pfizer Inc. is the sublicensee, the Sublicense Royalties shall be the payments due from Pfizer Inc. to Quark under Sections 5.7 and/or 5.8, subject to Sections 5.9 to 5.12 inclusive and under Section 7.9, of the sublicence from Quark to Pfizer Inc.”

(b)                    In Section 8.2.2 of the Atugen License, the words “…necessary to commercialize such Party’s Products (the “Royalty Offset”) against the royalties payable by the

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commercializing Party to the other Party…” shall be deleted and replaced with the words “…necessary to commercialize such Party’s Products (the “Royalty Offset”) against the royalties payable by the Royalty Paying Party under Sections 8.1.1 or 8.1.2…”.

(c)                     In Section 8.2.3 of the Atugen License, the percentage figure of [ * ] shall be replaced by the percentage figure of [ * ].

(d)                    In Section 8.3 of the Atugen License, the percentage and percentage figure of [ * ] shall be replaced by the percentage and percentage figure of [ * ] in respect of the first milestone payment to be made by Pfizer to QBI pursuant to Section 5.1 of the Quark License and by the percentage and percentage figure of [ * ] in respect of all other milestone payments to be made by Pfizer to QBI pursuant to Sections 5.1 to 5.5 inclusive of the Quark License. For clarity, no payments shall be due to Atugen arising out of payments made under Sections 4.8 to 4.12 inclusive of the Quark License.

(e)                     The “Products” definition in Section 1 of the Atugen License is hereby deleted and replaced by the following:

“‘Products’ means RNAi products that are (i) based on the Atugen Existing IP or discovered, developed or produced using the Atugen Existing IP, (ii) based on the Quark Existing IP and (iii) directed to the 801 gene.”

5.     The second sentence of Section 12 of the Atugen License is hereby amended to read in full as follows:  “The arbitration shall be conducted in London, England, according to the rules of the London Court of International Arbitration (“LCIA”) and the laws of England.”

6.     Atugen consents to Quark’s delegation to Pfizer, in accordance with the Quark License, of responsibility and control over the prosecution and enforcement of the Joint Patents (as defined in the Atugen License) which are currently being prosecuted by Quark. Atugen shall not have the right or obligation to enforce Atugen Existing IP or the Joint Patents relating to the QBI Products; provided, however, that Quark shall pay to Atugen [ * ] of any damages, settlements, accounts of profits or other financial compensation received by Quark pursuant to Section 7.9 of the Quark License.

7.     So long as the Quark License remains in effect, Quark shall be deemed to have satisfied the Development Milestones of Section 11.4 of the Atugen License (as defined in the Atugen License). If the Quark License terminates for any reason, then:

(a)   The sole remaining Development Milestone under the Atugen License applicable to Quark shall be to [ * ] within [ * ] from termination of the Quark License (and all other Development Milestones shall be cancelled); and

(b)   If Quark thereafter grants a sublicense under the Atugen License, there shall be no Development Milestones, but Quark and the new sublicensee(s) shall remain

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obligated to use commercially reasonable efforts to develop a QBI Product (as defined in the Atugen License).

IV.   Atugen Warranties. Atugen hereby warrants to Pfizer that:

A.           Other than the Atugen License, Atugen has not entered into any agreement with any other person or firm granting any rights or licenses to the Atugen Existing IP or the Joint Program IP to conduct activities within the scope of the licenses granted to Pfizer in Sections 3.1 and 3.2 of the License Agreement.

B.             Atugen has the corporate power and authority to execute and deliver this Amendment and Option and to perform its obligations hereunder, and the execution, delivery and performance of this Amendment and Option by Atugen has been duly and validly authorized and approved by proper corporate action on the part of Atugen.

C.             The Atugen License is in full force and effect. To Atugen’s knowledge, all payments to date required to be made under the Atugen License by Quark have been made.

D.            Schedules A1, A2 and A3 to the License Agreement contains a complete listing of all of the patents and patent applications owned or controlled by Atugen or any of its Affiliates relating to siRNA molecules directed to silencing of the RTP801 gene which have been licensed to Quark under the Atugen License.

V.    Pfizer Warranties. Pfizer hereby warrants to Atugen that:

A.           Pfizer has the corporate power and authority to execute and deliver this Amendment and Option and to perform its obligations hereunder, and the execution, delivery and performance of this Amendment and Option by Pfizer has been duly and validly authorized and approved by proper corporate action on the part of Pfizer.

B.             Other than the Quark License, Pfizer has not entered into any agreement with Quark in relation to the Atugen Existing IP or the Joint Program IP.

VI.   Pfizer and Quark Warranty. Pfizer and Quark hereby jointly and severally warrant to Atugen that no agreements, other than the Quark License in the form set forth in Exhibit A, exist between them, and that such form is a complete and accurate copy of the agreement to be entered into between them.

VII.  Term and Termination. Sections I, VII and VIII of this Amendment and Option shall be effective as of the date first set forth above. The remaining Sections of this Amendment and Option shall be effective as of the later of the date first set forth above and the date which the Quark Licence comes into full force and effect. This Amendment and Option shall terminate if for any reason the Quark License has not (a) been executed within [ * ] following the date first set forth above and become effective by [ * ], or (b) the Quark License has been terminated. Except in the event of such termination, this Amendment and Option shall remain in effect. In addition, upon [ * ] notice to Quark and Atugen, Pfizer shall have the right, at its sole discretion,

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to terminate all of its rights and obligations under this Amendment and Option, without prejudice to any rights or obligations which have accrued hereunder prior to the effective date of such termination. The provisions of Section III(E)(7)(a) above shall survive the termination of this Amendment and Option.

VIII.    Miscellaneous.

A.           Force Majeure. No party shall be liable for failure of or delay in performing obligations set forth in this Amendment and Option, and no party shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such party.

B.             Assignment. This Amendment and Option shall not be assignable by any party without the prior consent of the other, except that any party may assign this Amendment and Option, in whole or in part, (i) to any affiliate of such party, provided, that in all cases the assigning party shall remain responsible for all obligations hereunder if its affiliate shall fail to perform hereunder, (ii) to any successor to substantially all of such party’s business or assets, (iii) to a third party in circumstances where such party is required to, or reasonably believes based on advice of counsel, that it will be required to, divest any of the Licensed Products (as defined in the Quark License) in order to comply with applicable laws or the order of any governmental authority as a result of a merger or acquisition, or (iv) by Atugen, QBI or QEL to a permitted assignee of the Atugen License.

C.             Governing Law. This Amendment and Option shall be governed by the laws of England in all respects of validity, construction and performance thereof. The parties submit to the non-exclusive jurisdiction of the English courts.

D.            Notices. Any notice, consent, approval reports, requests and communication hereunder this Amendment and Option shall be in writing sent by registered airmail or by facsimile (confirmed by such registered mail) and addressed as follows:

If to Pfizer:	If to Atugen:

Pfizer Inc.	Atugen AG
235 East 42nd Street	Robert-Rössle-Str. 10
New York, N.Y. 10017	D13125 Berlin Germany
Attention: General Counsel	Attention: Thomas Christély
Fax: 212-808-8924	Fax: +49 30 9489 2801

If to Quark:

Quark Biotech Inc.	QBI Enterprises Limited
6536 Kaiser Drive	Weizman Science Park
Freemont, CA 94555	P.O. Box 4071
Attention: Daniel Zurr, Ph.D.	Nes Ziona 70400, Israel

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Fax: (510) 402-4021	Attention: Daniel Zurr, Ph.D.
Fax: 972-8.940.6476

All notices shall be deemed to be effective five days after posting if sent by registered post, and upon delivery as indicated on the facsimile activity report if sent by facsimile. In case any party changes its address at which notice is to be received, written notice of such change shall be given without delay to the other party.

E.              Entire Agreements, Amendments. This Amendment and Option (together with the Schedule and Exhibits hereto and all other agreements referred to herein or in said Exhibits) sets forth the entire agreement and understanding among the parties hereto as to the subject matter hereof and supercedes all agreements or understandings, verbal or written, made among Atugen, QBI, QEL and Pfizer before the date hereof with respect to the subject matter hereof. None of the terms or this Amendment and Option shall be amended, supplemented or modified except in writing signed by the parties hereto.

F.              Severability. If and solely to the extent that any provision of this Amendment and Option shall be invalid or unenforceable, or shall render this Amendment and Option to be unenforceable or invalid, such offending provision shall be of no effect and shall not effect the validity of the remainder of this Amendment and Option or any of its provisions; provided, however, the parties shall use their respective reasonable efforts to renegotiate the offending provisions to best accomplish the original intentions of the parties.

G.             Waivers. Any term or condition of this Amendment and Option may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party or parties waiving such term or condition. The waiver by any party of any term or condition of this Amendment and Option or the failure on the part of any party, on one or more instances, to enforce any of the provisions of this Amendment and Option or to exercise any right or privilege, shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Amendment and Option shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

H.            Binding Effect. This Amendment and Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

I.                 Counterparts. This Amendment and Option may be executed in any two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

J.                Headings. Headings in this Amendment and Option are included herein for ease of reference only and shall have no legal effect. References to Sections, Schedules and Exhibits are to Sections, Schedules and Exhibits of this Amendment and Option unless otherwise specified.

K.            Publicity. No party hereto shall make any public announcements regarding the terms of this

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Amendment and Option or events or performance hereunder except as may be required by a party to comply with any legal requirements or as the parties may agree in writing. The parties hereby agree that a public announcement in the form of that set out in Exhibit C may be released by Atugen following execution and delivery of this Amendment and Option by the parties and the execution and delivery of the Quark License by Quark and Pfizer.

L.              Third Party Rights. The Contracts (Rights of Third Parties) Act 1999 shall not apply to this agreement and no rights or benefits expressly or impliedly conferred by it shall be enforceable under that Act against the parties to it by any other person.

M.         Waivers. Quark and Atugen each confirms that the other is in compliance in all respects with its obligations under the Atugen License and waives, in full and final satisfaction, any claims and entitlements whatsoever that it may have in respect of any breach by the other of any such obligation.

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IN WITNESS WHEREOF, the parties hereto have caused this Deed of Amendment and Option to be executed as of the date first written above by their duly authorized officers.

Executed as a Deed by	Executed as a Deed by
ATUGEN AG acting by its	PFIZER INC. acting by its
authorized signatory	authorized signatory

By:	/s/ T. Christely, /s/ K. Giese	By:	/s/ Lisa Ricciardi
Name: T. Christely, K. Giese		Name: Lisa Ricciardi
Title: CEO, CSO		Title: SVP Licensing & Development

Executed as a Deed by	Executed as a Deed by
QUARK BIOTECH, INC.	QBI ENTERPRISES, LTD.
acting by its authorized signatory	acting by its authorized signatory

By:	/s/ Daniel Zurr	By:	/s/ Daniel Zurr
Name: Daniel Zurr		Name: Daniel Zurr
Title: CEO		Title: CEO

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{EXHIBIT 10.27}

{This Exhibit 10.27 has been filed separately as an exhibit to the Quark Biotech, Inc. Registration Statement on Form S-1 in executed form.}

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EXHIBIT B

DEED

LICENSE AGREEMENT

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